SECURITIES AND EXCHANGE COMMISSION

                                                                              Washington, D.C.  20549

                                                                                          FORM 8-K

                                                                                   CURRENT REPORT

                                                                     Pursuant to Section 13 or 15(d) of the

                                                                       Securities Exchange Act of 1934

                                           Date of Report (Date of earliest event reported):  June 23, 2003

                                                                             McMoRan Exploration Co.

                  Delaware

          001-07791

  72-1424200

  (State or other

        (Commission

(IRS Employer

  jurisdiction of

         File Number)

Identification

  incorporation or

                 Number)

  organization)

                                                                                  1615 Poydras Street

                                                                          New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosure

McMoRan Exploration Co. issued a press release dated June 23, 2003 announcing its Offering of $100 million of Convertible Notes (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:             /s/ Nancy D. Parmelee

     ----------------------------------------------------------

                        Nancy D. Parmelee

   Senior  Vice President, Chief Financial Officer

                             and Secretary

                    (authorized signatory and

                 Principal Financial Officer)

Date:  June 23, 2003

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1

Press Release dated June 23, 2003  “McMoRan Exploration Co. Announces Offering of $100 million of Convertible Notes.”